UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

MEDALLIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38982	77-0558353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Market Street, Suite 1850
San Francisco, California 94105
(Address of principal executive offices)

(605) 321-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDLA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Sec.230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Sec.240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01          Other Events.

As previously disclosed, on July 25, 2021, Medallia, Inc. (“Medallia”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Metal Parent, LLC (“Parent”) and Project Metal Merger Sub, Inc. (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Medallia (the “Merger”), with Medallia surviving the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliated with Thoma Bravo, L.P. Upon consummation of the Merger, Medallia’s shareholders will generally be entitled to receive $34.00 in cash for each share of Medallia’s common stock that they own.

The completion of the Merger is conditioned upon, among other things, the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the Austrian Cartel Act relating to the consummation of the Merger. The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on September 7, 2021. The applicable waiting period under the Austrian Cartel Act expired at 11:59 p.m., Central European time, on September 6, 2021.

The completion of the Merger remains subject to other customary closing conditions, including the adoption of the Merger Agreement by Medallia’s shareholders. Medallia continues to expect the Merger to close in 2021.

Additional Information and Where to Find It

On September 3, 2021, Medallia filed a preliminary proxy statement in connection with the special meeting of shareholders (the “Special Meeting”) related to the Merger. Prior to the Special Meeting, Medallia will furnish a definitive proxy statement to its shareholders, together with a white proxy card. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Medallia’s shareholders for the Special Meeting is available in Medallia’s preliminary proxy statement.

Shareholders may obtain, free of charge, Medallia’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by Medallia with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting at the SEC’s website (http://www.sec.gov). Copies of Medallia’s definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by Medallia with the SEC in connection with the Special Meeting will also be available, free of charge, at Medallia’s investor relations website (https://investor.medallia.com) or by writing to Medallia, Inc., Attention: Investor Relations, 575 Market Street, Suite 1850, San Francisco, California 94105.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding the Merger, including the expected timing of the closing of the Merger. If any of these risks or uncertainties materialize, or if any of Medallia’s assumptions prove incorrect, Medallia’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Merger are not satisfied, including the risk that required approvals from Medallia’s shareholders for the Merger; potential litigation relating to the Merger; uncertainties as to the timing of the consummation of the Merger; the ability of each party to consummate the Merger; possible disruption related to the Merger to Medallia’s current plans and operations, including through the loss of customers and employees; and other risks and uncertainties detailed in the periodic reports that Medallia files with the SEC, including Medallia’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, and Quarterly Report on Form 10-Q filed with the SEC on September 3, 2021, each of which may be obtained on the investor relations section of Medallia’s website (https://investor.medallia.com). All forward-looking statements in this communication are based on information available to Medallia as of the date of this communication, and Medallia does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDALLIA, INC.

Date: September 9, 2021	By:	/s/ Roxanne M. Oulman
		Name:	Roxanne M. Oulman
		Title:	Chief Financial Officer